UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-09891

DREYFUS PREMIER OPPORTUNITY FUNDS
-	Dreyfus Premier Consumer Fund
-	Dreyfus Premier Health Care Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	04/30
Date of reporting period:	04/30/05

FORM N-CSR

Item 1. Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
24	Report of Independent Registered
Public Accounting Firm
25	Board Members Information
27	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Consumer Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this report for Dreyfus Premier Consumer Fund, covering the period from the fund's inception on November 1, 2004, through April 30, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, David Sealy.

The reporting period produced mixed results for U.S. stocks across most market-capitalization ranges. After rallying strongly in the weeks after the November 2004 presidential election, equities gave back most of their gains as rising energy prices and higher interest rates took their toll on investor sentiment during the first few months of 2005.

According to our economists, recent market turbulence probably is the result of a transition to a more mature phase of the economic cycle; one that typically is characterized by higher interest rates and slowing corporate profit growth. In this current market environment, we believe it is important to maintain a long-term investment perspective, and your financial advisor can help you decide what adjustments, if any, you should make to your investment portfolio.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

David Sealy, Portfolio Manager
How did Dreyfus Premier Consumer Fund perform relative to
its benchmark?

Since the fund's inception on November 1, 2004, and the end of its fiscal year on April 30, 2005, the fund produced total returns of 2.40% for its Class A shares, 2.08% for Class B shares, 2.08% for Class C shares, 2.56% for Class R shares and 2.32% for Class T shares.1 In comparison, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced a total return of 3.28% for the same period.2 The Goldman Sachs Consumer Industries Index, which more closely reflects the fund's composition, produced a total return of 3.58%, for the same period.3

Consumer stocks fared relatively well during the reporting period, despite intensifying concerns regarding high fuel prices and rising interest rates. Consumer discretionary stocks, which generally do better in rallying markets, largely became performance laggards as investors turned their attention to more defensive consumer staples stocks.The fund produced returns modestly below its benchmark, in part due to the market conditions prevailing during the fund's first day of operations, which saw substantial intra-day moves in front of the U.S. presidential elections.

What is the fund's investment approach?

The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of companies in the consumer and consumer-related sectors. Generally, these are companies principally engaged in the manufacture and distribution of goods and services to consumers both domestically and internationally.These companies may include, for example, companies that manufacture or sell durable goods such as homes, cars, boats, furniture, major appliances and personal computers; companies that manufacture, wholesale or retail non-durable goods such as food, beverages, tobacco, health care products, household and personal care products, apparel and entertainment products; and companies that provide consumer services such as advertising, lodging,child care,convenience stores,car rentals and tax preparation help.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

When choosing stocks, the fund first analyzes the consumer sectors, focusing on key macroeconomic, demographic and market trends to determine which sectors are likely to fare best within a particular envi-ronment.Based on this analysis,the fund may overweight or underweight certain consumer sectors.Using fundamental analysis,the fund then seeks companies within these sectors that have strong growth prospects, consistent earnings growth, strong balance sheets and attractive returns on equity.The fund will look for companies with attractive valuations and the potential to achieve predictable above-average earnings or revenue growth.The fund typically sells a stock when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance.

What other factors influenced the fund's performance?

The reporting period proved to be a time of uncertainty as investors digested news of higher energy prices, rising interest rates and modest economic growth.While the fund benefited from good stock selection in consumer staples, this was largely offset by the weak performance in various media holdings, which have been impacted by uncertainty surrounding the advertising market.

Within the consumer staples sector, top performers included Dean Foods, a dairy products company that bounced back after earnings suffered amid a temporary spike in milk prices in 2004. Food and tobacco giant Altria Group performed well in an improving litigation environment, which may pave the way for a corporate restructuring designed to unlock shareholder value. Investors responded favorably to the acquisition by Procter & Gamble, a household products maker, of Gillette. The fund also enjoyed strong results from small-cap companies, including Ralcorp Holdings, a manufacturer of private-label cereals and baked products that benefited from growing sales volumes. In the consumer discretionary area, we found opportunities in high-end retailers, such as Nordstrom and Federated Department Stores, whose higher-income customers were less sensitive to rising energy prices. In turn, the fund's relatively light exposure to Wal-Mart Stores helped support its relative performance when concerns arose regarding discount retailers' vulnerability to dampened retail sales.

4

Disappointments during the reporting period included some of the fund's holdings in the weaker performing consumer discretionary sector. Media companies, such as Spanish-language broadcaster Univision Communications, lost value due to slow growth in advertising sales. Gaming products maker International Game Technology also detracted from performance, as the company saw greater competition and a slower product replacement cycle.

What is the fund's current strategy?

Despite the market's concerns regarding the potential impact of higher inflation and interest rates on economic growth, we have continued to find what we believe are attractive investment opportunities in the consumer sector. Accordingly, we have maintained our emphasis on the consumer staples sector, in light of what we believe to be investors' current affinity for more defensive stocks. In addition, we believe that selectivity may be key to investment success under current market conditions, and that our bottom-up investment process is well suited to finding attractively valued consumer companies with solid, well-regarded brands and the potential for earnings growth and return on invested capital.

May 16, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through April 30, 2006, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.
[3]	SOURCE: Goldman Sachs & Co. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Goldman Sachs Consumer Industries Index is a
modified capitalization-weighted index designed as a benchmark of companies in the consumer industries sector.The index includes companies in the following categories: producers/retailers of food and beverages, drug retailers, providers of entertainment and leisure facilities, lodging, accommodations, restaurants and pubs, and providers of business services.Total returns are calculated on a month-end basis.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Consumer Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares and the Standard & Poor's 500 Composite Stock Price Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class R and Class T shares of Dreyfus Premier Consumer Fund on 11/01/04 (inception date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index (the "Index") on that date. All dividends and capital gain distributions are reinvested.

The fund's performance shown in the line graph takes into account the maximum initial sales charges on Class A and Class T shares, the applicable contingent deferred sales charges on Class B and Class C shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged index of U.S. stock market performance and does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/05

		Inception	From
		Date	Inception

Class A shares
with maximum sales charge (5.75%)		11/01/04	(3.47)%
without sales charge		11/01/04	2.40%
Class B shares
with applicable redemption charge	†	11/01/04	(1.92)%
without redemption		11/01/04	2.08%
Class C shares
with applicable redemption charge	††	11/01/04	1.08%
without redemption		11/01/04	2.08%
Class R shares		11/01/04	2.56%
Class T shares
with maximum sales charge (4.5%)		11/01/04	(2.29)%
without sales charge		11/01/04	2.32%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to Class A shares.

The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Consumer Fund from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.12	$ 10.02	$ 10.02	$ 5.02	$ 7.47
Ending value (after expenses)	$1,024.00	$1,020.80	$1,020.80	$1,025.60	$1,023.20

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2005

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.11	$ 9.99	$ 9.99	$ 5.01	$ 7.45
Ending value (after expenses)	$1,018.74	$1,014.88	$1,014.88	$1,019.84	$1,017.41

† Expenses are equal to the fund's annualized expense ratio of 1.22% for Class A, 2.00% for Class B, 2.00% for Class C, 1.00% for Class R and 1.49% for Class T, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS April 30, 2005
Common Stocks—97.1%	Shares		Value ($)

Advertising—1.7%
Lamar Advertising, Cl. A	490	[a]	18,316
Alcoholic Beverages—5.2%
Boston Beer Company, Cl. A	450	[a]	9,000
Brown-Forman, Cl. B	440		24,420
Diageo, ADR	370		22,107
			55,527
Broadcasting—5.2%
Clear Channel Communications	310		9,901
Radio One, Cl. A	1,390	[a]	18,098
Univision Communications, Cl. A	600	[a]	15,774
Viacom, Cl. B	320		11,078
			54,851
Building Materials Chains—1.9%
Home Depot	570		20,161
Cable Television—2.1%
Comcast, Cl. A (Spec.)	700	[a]	22,211
Clothing/Shoe/Accessory Chains—3.1%
American Eagle Outfitters	360		9,439
Chico's FAS	360	[a]	9,227
Nordstrom	280		14,232
			32,898
Consumer Services—1.9%
Apollo Group, Cl. A	130	[a]	9,375
Education Management	370	[a]	10,360
			19,735
Department Stores—5.7%
Federated Department Stores	200		11,500
Kohl's	600	[a]	28,560
Linens ‘n Things	580	[a]	13,531
Pacific Sunwear Of California	320	[a]	7,235
			60,826
Discount Chains—5.5%
Target	300		13,920
Wal-Mart Stores	940		44,312
			58,232
E.D.P. Services—3.4%
Time Warner	2,150	[a]	36,142

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Food Chains—1.3%
Whole Foods Market	140	13,961
Food Distributors—3.0%
ARAMARK, Cl. B	440	10,784
McCormick & Company	330	11,415
United Natural Foods	350 [a]	9,380
		31,579
Hotels & Motels—4.7%
Carnival	420	20,530
Hilton Hotels	900	19,647
Intrawest	500	10,070
		50,247
Media Conglomerates—1.4%
News, Cl. A	980	14,974
Movies/Entertainment—3.4%
Viacom, Cl. A	320	11,130
Walt Disney	960	25,344
		36,474
Packaged Foods—7.6%
Campbell Soup	400	11,896
Dean Foods	670 [a]	23,021
General Mills	400	19,760
Groupe Danone, ADR	830	15,563
Kellogg	240	10,788
		81,028
Packaged Goods/Cosmetics—12.9%
Gillette	380	19,623
Estee Lauder Cos.	480	18,437
Kimberly-Clark	330	20,608
Playtex Products	1,510 [a]	15,327
Procter & Gamble	1,170	63,356
		137,351
Restaurants—3.5%
Domino's Pizza	1,190	21,610
McDonald's	540	15,827
		37,437
Shoe Manufacturing—1.5%
NIKE, Cl. B	200	15,362

10

Common Stocks (continued)		Shares	Value ($)

Soft Drinks—6.3%
Coca-Cola		320	13,901
PepsiCo		950	52,858
			66,759
Specialty Chains—6.6%
Bed Bath & Beyond		560 [a]	20,838
CSK Auto		1,000 [a]	15,510
Cost Plus		270 [a]	6,261
Dick's Sporting Goods		660 [a]	20,302
Staples		375	7,151
			70,062
Specialty Foods—2.0%
Ralcorp Holdings		540	21,395
Telephone/Communications—2.1%
Liberty Media, Cl. A		2,200 [a]	22,088
Tobacco—5.1%
Altria Group		840	54,592
Total Common Stocks
(cost $1,012,136)			1,032,208

Total Investments (cost $1,012,136)		97.1%	1,032,208
Cash and Receivables (Net)		2.9%	30,961
Net Assets		100.0%	1,063,169

ADR—American Depository Receipts.
[a] Non-income producing.

Portfolio Summary †
Value (%)			Value (%)

Packaged Goods/Cosmetics	12.9	Hotels & Motels	4.7
Packaged Foods	7.6	Restaurants	3.5
Specialty Chains	6.6	Movies/Entertainment	3.4
Soft Drinks	6.3	E.D.P. Services	3.4
Department Stores	5.7	Clothing/Shoe/Accessory Chains	3.1
Discount Chains	5.5	Food Distributors	3.0
Alcoholic Beverages	5.2	Other	15.9
Broadcasting	5.2
Tobacco	5.1		97.1

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2005

				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments				1,012,136	1,032,208
Cash					6,417
Dividends receivable					537
Prepaid expenses					50,113
Due from The Dreyfus Corporation and affiliates—Note 3(c)					11,137
					1,100,412

Liabilities ($):
Payable for investment securities purchased					5,461
Accrued expenses					31,782
					37,243

Net Assets ($)					1,063,169

Composition of Net Assets ($):
Paid-in capital					1,040,061
Accumulated undistributed investment income—net					5
Accumulated net realized gain (loss) on investments					3,031
Accumulated net unrealized appreciation
(depreciation) on investments					20,072

Net Assets ($)					1,063,169

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	245,158	204,113	204,113	205,160	204,625
Shares Outstanding	19,147	16,000	16,000	16,003	16,000

Net Asset Value
Per Share ($)	12.80	12.76	12.76	12.82	12.79

See notes to financial statements.

12

STATEMENT OF OPERATIONS

From November 1, 2004 (commencement of operations) to April 30, 2005

Investment Income ($):
Income:
Cash dividends (net of $5 foreign taxes withheld at source)	5,820
Interest	333
Income from securities lending	50
Total Income	6,203
Expenses:
Management fee—Note 3(a)	3,985
Registration fees	39,568
Prospectus and shareholders' reports	23,006
Audit fees	16,208
Legal fees	11,256
Distribution fees—Note 3(b)	1,834
Shareholder servicing costs—Note 3(c)	1,266
Custodian fees—Note 3(c)	1,052
Trustees' fees and expenses—Note 3(d)	435
Loan commitment fees—Note 2	1
Miscellaneous	4,836
Total Expenses	103,447
Less—expense reimbursement from The Dreyfus Corporation
due to undertaking—Note 3(a)	(95,231)
Less—reduction in custody fees due
to earnings credits—Note 1(b)	(35)
Net Expenses	8,181
Investment (Loss)—Net	(1,978)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,031
Net unrealized appreciation (depreciation) on investments	20,072
Net Realized and Unrealized Gain (Loss) on Investments	23,103
Net Increase in Net Assets Resulting from Operations	21,125

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

From November 1, 2004 (commencement of operations) to April 30, 2005

Operations ($):
Investment (loss)—net	(1,978)
Net realized gain (loss) on investments	3,031
Net unrealized appreciation
(depreciation) on investments	20,072
Net Increase (Decrease) in Net Assets
Resulting from Operations	21,125

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	242,000
Class B shares	200,000
Class C shares	200,000
Class R shares	200,044
Class T shares	200,000
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	1,042,044
Total Increase (Decrease) in Net Assets	1,063,169

Net Assets ($):
Beginning of Period	—
End of Period	1,063,169
Undistributed investment income—net	5

Capital Share Transactions (Shares):
Class A
Shares sold	19,147

Class B
Shares sold	16,000

Class C
Shares sold	16,000

Class R
Shares sold	16,003

Class T
Shares sold	16,000

See notes to financial statements.
14

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from November 1, 2004 (commencement of operations) to April 30, 2005. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

	Class A	Class B	Class C	Class R	Class T
	Shares	Shares	Shares	Shares	Shares

Per Share Data ($):
Net asset value, beginning of period	12.50	12.50	12.50	12.50	12.50
Investment Operations:
Investment income (loss)—net [a]	(.00)[b]	(.05)	(.05)	.01	(.02)
Net realized and unrealized
gain (loss) on investments	.30	.31	.31	.31	.31
Total from Investment Operations	.30	.26	.26	.32	.29
Net asset value, end of period	12.80	12.76	12.76	12.82	12.79

Total Return (%) [c]	2.40	2.08	2.08	2.56	2.32

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets [c]	9.45	9.89	9.89	9.40	9.64
Ratio of net expenses
to average net assets [c]	.61	.99	.99	.50	.74
Ratio of net investment income
(loss) to average net assets [c]	(.03)	(.41)	(.41)	.08	(.16)
Portfolio Turnover Rate [c]	31.62	31.62	31.62	31.62	31.62

Net Assets, end of period ($ x 1,000)	245	204	204	205	205

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Not annualized.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Consumer Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund, which commenced operations on November 1, 2004.The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2005, MBC Investments Corp., an indirect subsidiary of Mellon Financial, held 16,000 shares in each class of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

16

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from

18

net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,036 and unrealized appreciation $20,072.

During the period ended April 30, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for initial start up fees of the fund, the fund increased accumulated undistributed investment income-net by $1,983 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2005, the fund did not borrow under the Facility.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, from November 1, 2004 through April 30, 2006, that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, Rule 12b-1 distribution plan fees, shareholder services plan fees, commitment fees and extraordinary expenses, exceed an annual rate of 1% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $95,231 during the period ended April 30, 2005.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2005, Class B, Class C and Class T shares were charged $786, $786 and $262, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain ser-vices.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

20

During the period ended April 30, 2005, Class A, Class B, Class C and Class T shares were charged $280, $262, $262 and $262, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2005, the fund was charged $135 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2005, the fund was charged $1,052 pursuant to the custody agreement.

The components of Due from The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $673, Rule 12b-1 distribution plan fees $301, shareholder services plan fees $181, custodian fees $204 and transfer agency per account fees $14, which are offset against an expense reimbursement currently in effect in the amount of $12,510.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2005, amounted to $1,326,489 and $317,449, respectively.

At April 30, 2005, the cost of investments for federal income tax purposes was $1,012,136; accordingly, accumulated net unrealized appreciation on investments was $20,072, consisting of $55,270 gross unrealized appreciation and $35,198 gross unrealized depreciation.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds") in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are

22

asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds.

The Fund 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus Premier Consumer Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Consumer Fund (one of the funds comprising Dreyfus Premier Opportunity Funds) as of April 30, 2005, and the related statements of operations and changes in net assets and financial highlights for the period from November 1, 2004 (commencement of operations) to April 30, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.Accordingly, we express no such opinion.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of April 30, 2005 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Consumer Fund at April 30, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the period from November 1, 2004 to April 30, 2005, in conformity with U.S. generally accepted accounting principles.

24

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since April 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since April 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since April 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, Assistant Secretary since January 2003.

Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 58 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Assistant Secretary since April 2000.

Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 88 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, Assistant Secretary since April 2000.

Associate General Counsel of the Manager, and an officer of 88 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 26 investment companies (comprised of 103 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since September 1982.

The Fund 27

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 27 investment companies (comprised of 108 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of 197 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Distributor since October 1998.

28

For More	Information

Dreyfus Premier	Transfer Agent &
Consumer Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
22	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Important Tax Information
32	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Health Care Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Health Care Fund, covering the 12-month period from May 1, 2004, through April 30, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Elizabeth Slover and Sean P. Fitzgibbon.

The reporting period produced mixed results for U.S. stocks across most market-capitalization ranges.After rallying strongly in the second half of 2004, equities gave back most of their gains as rising energy prices and higher interest rates took their toll on investor sentiment during the first few months of 2005.

According to our economists, recent market turbulence probably is the result of a transition to a more mature phase of the economic cycle; one that typically is characterized by higher interest rates and slowing corporate profit growth. In this current market environment, we believe it is important to maintain a long-term investment perspective, and your financial advisor can help you decide what adjustments, if any, you should make to your investment portfolio.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Elizabeth Slover and Sean P. Fitzgibbon, Portfolio Managers

How did Dreyfus Premier Health Care Fund perform relative to its benchmark?

For the 12-month period ended April 30, 2005, the fund produced total returns of 3.52% for Class A shares, 2.62% for Class B shares, 2.55% for Class C shares, 3.80% for Class R shares and 2.97% for Class T shares.1 In comparison, the fund's benchmark, the Goldman Sachs Health Care Index (the "Index"), produced a 4.88% total return, and the broader stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), provided a 6.33% total return for the same period.2,3

Health care stocks produced mixed results as strong performance by service providers was offset by weakness among large pharmaceutical companies. The fund's returns modestly trailed the Index, primarily due to underperformance in specialty pharmaceuticals.

On a separate note, Sean P. Fitzgibbon became a co-primary portfolio manager of the fund on May 2, 2005.

What is the fund's investment approach?

The fund seeks long-term capital appreciation by investing at least 80% of its assets in the stocks of health care and health care-related companies. These companies may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, health care, medicine, personal care or cosmetics; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotech-nological and biomedical products, including devices, instruments and drug delivery systems; and the operation of health care facilities.

In choosing stocks, we first analyze the health care sectors, focusing on trends affecting health care spending, as well as changes in government regulation, technology, products and services. Based on this analysis, the fund may overweight or underweight certain health care sectors. Using fundamental analysis, we then seek companies within these sectors that have strong industry positions in major product lines, attractive valuations and the potential to achieve predictable, above-average earnings or revenue growth.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund's performance?

Like other market sectors, the health care area was positively influenced by the growing U.S. economy. The economic recovery generally benefited business conditions for health care companies, including managed care companies, hospitals, nursing homes and manufacturers of medical devices.

However, relatively good results from these industries were offset during the reporting period by pronounced weakness among many U.S. pharmaceutical companies.The nation's major drug makers were hurt by investors' concerns that new products under development may not be sufficient to replace revenues lost to drugs on which patents are expiring soon.What's more, several U.S. drug companies encountered safety-related issues surrounding some of their better-selling products. Not only did stock prices for large pharmaceutical companies fall sharply as a result, but drug distributors also faced declining earnings in a deteriorating business climate.

The well-publicized problems affecting large drug makers and distributors tended to overshadow better news in other areas of the health care sector. For example, many managed care companies gained value substantially over the reporting period as they successfully contained costs while insurance premiums rose.Other providers of health care services, such as hospitals, also fared well when admission trends stabilized and bad debt levels moderated. Medical technology companies also saw higher stock prices, but to a lesser extent than other areas.

In this challenging market environment, the fund benefited from its relatively light exposure to lagging U.S. drug makers, such as Merck & Co., Eli Lilly & Co. and Pfizer. Instead, we emphasized European pharmaceutical companies such as Novartis, which currently faces no patent expirations, and Sanofi-Aventis, where merger-related savings helped support earnings.The fund also received positive contributions from its relatively heavy exposure to hospitals, nursing homes and dialysis centers. For example, nursing home operator Beverly Enterprises received a leveraged buyout offer in January 2005 at a significant premium to its stock price. In the managed care area, improving financial results from WellPoint and UnitedHealth Group benefited their stock prices, but their contributions to the fund's performance were limited by our relatively light exposure to the group.

4

In addition, the fund's returns were hindered by a number of individual disappointments. Biotechnology company Elan Corp. was hurt by the withdrawal from the market of its multiple sclerosis medication.Another biotechnology holding, Corgentech, was hurt by the failure in clinical trials of its heart surgery drug.Finally,drug developer AstraZeneca struggled with safety issues related to a new cholesterol-reducing product.

What is the fund's current strategy?

Despite the headwinds encountered by some companies during the reporting period, health care spending has continued to rise as the population ages. In addition, the new Medicare prescription drug benefit is scheduled to take effect in 2006. Accordingly, we recently have taken advantage of what we believe are low stock prices to establish a modestly overweighted position in pharmaceutical companies that we expect to benefit from rising sales volumes. Conversely, we have reduced the fund's holdings of health care service providers that may be vulnerable to lower insurance reimbursement rates.

May 16, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through April 30, 2006, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's returns would have been lower.
A significant portion of the fund's recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund's asset base grows.
[2]	SOURCE: GOLDMAN SACHS & CO. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Goldman Sachs Health Care Index is a capitalization-
weighted index designed as a benchmark for U.S.-traded securities in the health care sector.The index includes companies in the following categories: providers of health care-related services, researchers, manufacturers and distributors of pharmaceuticals, drugs and related sciences, medical supplies, instruments and products.Total returns are calculated on a month-end basis.
[3]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE
† Source: Goldman Sachs & Co.
Past performance is not predictive of future performance.
A significant portion of the fund's recent performance is attributable to positive returns from its initial public offering
(IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund's asset base grows.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Health Care Fund on
6/29/01 (inception date) to a $10,000 investment made in the Goldman Sachs Health Care Index (the "Index") on that date. All dividends and capital gain distributions are reinvested. Performance for Class B, Class C, Class R and
Class T shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is a capitalization-weighted index designed as a benchmark for
U.S.-traded securities in the health care sector and includes companies in the following categories: providers of health care-related services, researchers, manufacturers and distributors of pharmaceuticals, drugs and related sciences, medical supplies, instruments and products.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 4/30/05

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	6/29/01	(2.41)%	2.41%
without sales charge	6/29/01	3.52%	4.00%
Class B shares
with applicable redemption charge †	11/15/02	(1.38)%	11.49%
without redemption	11/15/02	2.62%	12.53%
Class C shares
with applicable redemption charge ††	11/15/02	1.55%	12.46%
without redemption	11/15/02	2.55%	12.46%
Class R shares	11/15/02	3.80%	13.68%
Class T shares
with maximum sales charge (4.5%)	11/15/02	(1.64)%	10.73%
without sales charge	11/15/02	2.97%	12.82%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to Class A shares.

The Fund 7

The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Health Care Fund from November 1, 2004 to April 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment †
assuming actual returns for the six months ended April 30, 2005
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 8.50	$ 12.33	$ 12.33	$ 7.22	$ 9.77
Ending value (after expenses)	$1,076.80	$1,071.90	$1,072.00	$1,078.80	$1,073.90

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended April 30, 2005

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 8.25	$ 11.98	$ 11.98	$ 7.00	$ 9.49
Ending value (after expenses)	$1,016.61	$1,012.89	$1,012.89	$1,017.85	$1,015.37

† Expenses are equal to the fund's annualized expense ratio of 1.65% for Class A, 2.40% for Class B, 2.40% for Class C, 1.40% for Class R and 1.90% for Class T Shares; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS April 30, 2005
Common Stocks—97.1%	Shares	Value ($)

Biotechnology—15.6%
Amgen	7,900 [a]	459,859
Applera-Celera Genomics Group	3,100 [a]	28,520
Biogen Idec	1,375 [a]	49,830
Cephalon	1,500 [a]	65,850
Genentech	3,050 [a]	216,367
Genzyme	2,275 [a]	133,338
Gilead Sciences	3,450 [a]	127,995
ImmunoGen	5,800 [a]	29,290
Impax Laboratories	3,450 [a]	56,131
Ista Pharmaceuticals	5,400 [a]	41,094
Serologicals	1,875 [a]	40,369
		1,248,643
Distribution Services—2.0%
Fisher Scientific International	2,700 [a]	160,326
Diversified Commercial Services—.7%
Charles River Laboratories International	1,200 [a]	56,844
Diversified Manufacturing—.4%
Thermo Electron	1,400 [a]	34,972
Generic Drugs—.9%
IVAX	3,800 [a]	71,820
Health Industry Services—3.8%
Covance	1,675 [a]	76,447
IDX Systems	1,075 [a]	33,293
Laboratory Corporation of America Holdings	1,600 [a]	79,200
Omnicare	1,000	34,670
WebMD	8,400 [a]	79,800
		303,410
Hospital Management—3.5%
Community Health Systems	2,175 [a]	79,279
HCA	1,100	61,424
LifePoint Hospitals	1,475 [a]	65,564
Pediatrix Medical Group	600 [a]	40,854
Triad Hospitals	700 [a]	35,875
		282,996

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Major Pharmaceuticals—37.7%
Abbott Laboratories	7,300	358,868
Bristol-Myers Squibb	10,575	274,950
Hospira	1,775 [a]	59,551
Johnson & Johnson	7,075	485,557
Eli Lilly & Co.	4,175	244,112
Novartis, ADR	4,775	232,686
Pfizer	13,775	374,267
Roche Holding, ADR	1,875	112,534
Sanofi-Aventis, ADR	5,250	232,943
Schering-Plough	12,600	262,962
Wyeth	8,550	384,237
		3,022,667
Managed Health Care—8.6%
Caremark Rx	2,900 [a]	116,145
Magellan Health Services	1,775 [a]	60,456
PacifiCare Health Systems	1,375 [a]	82,170
UnitedHealth Group	1,475	139,402
Valeant Pharmaceuticals International	3,275	67,956
WellPoint	1,725 [a]	220,369
		686,498
Medical Distributors—3.1%
Cardinal Health	1,500	83,355
McKesson	1,900	70,300
PSS World Medical	8,600 [a]	95,976
		249,631
Medical Electronics—3.5%
Medtronic	4,250	223,975
Varian Medical Systems	1,600 [a]	53,984
		277,959
Medical/Nursing Services—2.0%
LCA-Vision	1,425	55,846

10

Common Stocks (continued)	Shares	Value ($)

Medical/Nursing Services (continued)
Matria Healthcare	1,300 [a]	35,919
VCA Antech	2,800 [a]	65,184
		156,949
Medical Specialties—13.4%
Alcon	1,500	145,500
Bard (C.R.)	1,075	76,508
Bausch & Lomb	1,000	75,000
Becton, Dickinson & Co.	600	35,112
Boston Scientific	5,300 [a]	156,774
Guidant	1,775	131,492
Respironics	1,900 [a]	120,061
St. Jude Medical	2,950 [a]	115,138
Sybron Dental Specialties	2,275 [a]	84,744
Zimmer Holdings	1,675 [a]	136,379
		1,076,708
Other—.8%
iShares Nasdaq Biotechnology Index Fund	1,075 [a,b]	68,230
Other Pharmaceuticals—1.1%
Celgene	1,700 [a,b]	64,447
Connetics	1,100 [a]	23,903
		88,350
Total Common Stocks
(cost $7,051,809)		7,786,003

	Principal
Short-Term Investments—2.5%	Amount ($)	Value ($)

U.S.Treasury Bills:
2.55%, 5/12/2005	85,000	84,939
2.59%, 5/19/2005	116,000	115,857
Total Short-Term Investments
(cost $200,784)		200,796

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—1.7%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Plus Fund
(cost $136,175)		136,175 [c]	136,175

Total Investments (cost $7,388,768)		101.3%	8,122,974

Liabilities, Less Cash and Receivables		(1.3%)	(101,762)

Net Assets		100.0%	8,021,212

ADR—American Depository Receipts.
[a] Non-income producing.
[b]	All of these securities are on loan. At April 30, 2005, the total market value of the fund's securities on loan is
	$132,677 and the total market value of the collateral held by the fund is $136,175.
[c]	Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Major Pharmaceuticals	37.7	Health Industry Services	3.8
Biotechnology	15.6	Other	18.0
Medical Specialties	13.4
Managed Health Care	8.6		101.3
Short-Term/
Money Market Investments	4.2

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2005

				Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan valued at $132,677)—Note 1(b):
Unaffiliated issuers				7,252,593	7,986,799
Affiliated issuers				136,175	136,175
Cash					19,329
Receivable for investment securities sold					21,839
Receivable for shares of Beneficial Interest subscribed					9,600
Dividends and interest receivable					4,635
Prepaid expenses					14,679
Due from The Dreyfus Corporation and affiliates—Note 3(c)					353
					8,193,409

Liabilities ($):
Liability for securities on loan—Note 1(b)					136,175
Payable for shares of Beneficial Interest redeemed					443
Accrued expenses					35,579
					172,197

Net Assets ($)					8,021,212

Composition of Net Assets ($):
Paid-in capital					7,448,636
Accumulated net realized gain (loss) on investments					(161,630)
Accumulated net unrealized appreciation
(depreciation) on investments					734,206

Net Assets ($)					8,021,212

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	5,059,620	1,108,068	684,407	1,126,578	42,539
Shares Outstanding	355,433	79,452	49,135	78,728	3,030

Net Asset Value
Per Share ($)	14.24	13.95	13.93	14.31	14.04

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS Year Ended April 30, 2005
Investment Income ($):
Income:
Cash dividends (net of $1,574 foreign taxes withheld at source)	52,043
Interest	2,909
Income from securities lending	968
Total Income	55,920
Expenses:
Management fee—Note 3(a)	50,748
Registration fees	66,784
Auditing fees	37,937
Shareholder servicing costs—Note 3(c)	22,803
Prospectus and shareholders' reports	13,502
Distribution fees—Note 3(b)	9,545
Custodian fees—Note 3(c)	6,702
Legal fees	3,128
Trustees' fees and expenses—Note 3(d)	854
Interest expense—Note 2	49
Miscellaneous	5,886
Total Expenses	217,938
Less—expense reimbursement from The Dreyfus Corporation
due to undertaking—Note 3(a)	(117,974)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(534)
Net Expenses	99,430
Investment (Loss)—Net	(43,510)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(49,765)
Net unrealized appreciation (depreciation) on investments	331,549
Net Realized and Unrealized Gain (Loss) on Investments	281,784
Net Increase in Net Assets Resulting from Operations	238,274

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2005	2004

Operations ($):
Investment (loss)—net	(43,510)	(20,024)
Net realized gain (loss) on investments	(49,765)	402,465
Net unrealized appreciation
(depreciation) on investments	331,549	223,428
Net Increase (Decrease) in Net Assets
Resulting from Operations	238,274	605,869

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(44,951)	—
Class B shares	(16,696)	—
Class C shares	(6,353)	—
Class R shares	(17,431)	—
Class T shares	(485)	—
Total Dividends	(85,916)	—

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	4,211,038	843,352
Class B shares	776,474	553,673
Class C shares	446,222	254,328
Class R shares	29,155	1,008,345
Class T shares	15,736	22,942
Dividends reinvested:
Class A shares	43,261	—
Class B shares	12,143	—
Class C shares	5,807	—
Class R shares	17,026	—
Class T shares	485	—
Cost of shares redeemed:
Class A shares	(1,704,602)	(541,951)
Class B shares	(285,157)	(9,256)
Class C shares	(43,090)	(15,202)
Class R shares	(8,441)	(10)
Class T shares	(1,364)	(1)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	3,514,693	2,116,220
Total Increase (Decrease) in Net Assets	3,667,051	2,722,089

Net Assets ($):
Beginning of Period	4,354,161	1,632,072
End of Period	8,021,212	4,354,161
Undistributed investment income—net	—	522

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)
		Year Ended April 30,

	2005	2004

Capital Share Transactions:
Class A [a]
Shares sold	302,066	64,285
Shares issued for dividends reinvested	3,133	—
Shares redeemed	(122,841)	(40,866)
Net Increase (Decrease) in Shares Outstanding	182,358	23,419

Class B [a]
Shares sold	57,517	41,983
Shares issued for dividends reinvested	894	—
Shares redeemed	(21,119)	(620)
Net Increase (Decrease) in Shares Outstanding	37,292	41,363

Class C
Shares sold	32,960	19,726
Shares issued for dividends reinvested	428	—
Shares redeemed	(3,220)	(1,231)
Net Increase (Decrease) in Shares Outstanding	30,168	18,495

Class R
Shares sold	2,191	75,812
Shares issued for dividends reinvested	1,229	—
Shares redeemed	(597)	(1)
Net Increase (Decrease) in Shares Outstanding	2,823	75,811

Class T
Shares sold	1,141	1840
Shares issued for dividends reinvested	36	—
Shares redeemed	(99)	—
Net Increase (Decrease) in Shares Outstanding	1,078	1840

a During the period ended April 30, 2005, 4,758 Class B shares representing $64,413 were automatically converted to 4,669 Class A shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended April 30,

Class A Shares	2005	2004	2003 [a]	2002 [b]

Per Share Data ($):
Net asset value, beginning of period	13.98	10.80	12.15	12.50
Investment Operations:
Investment (loss)—net [c]	(.09)	(.09)	(.07)	(.08)
Net realized and unrealized
gain (loss) on investments	.58	3.27	(1.24)	(.27)
Total from Investment Operations	.49	3.18	(1.31)	(.35)
Distributions:
Dividends from net realized
gain on investments	(.23)	—	(.04)	—
Net asset value, end of period	14.24	13.98	10.80	12.15

Total Return (%)	3.52[d]	29.32[d]	(10.68)[d]	(2.80)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.69	8.73	4.47	5.92[e]
Ratio of net expenses
to average net assets	1.65	1.65	1.65	1.38[e]
Ratio of net investment (loss)
to average net assets	(.65)	(.67)	(.63)	(.61)[e]
Portfolio Turnover Rate	139.99	174.50	260.62	201.04[e]

Net Assets, end of period ($ x 1,000)	5,060	2,420	1,616	1,705

[a]	The fund commenced offering five classes of shares on November 15, 2002.The existing shares were redesignated
Class A shares.
[b]	From June 29, 2001 (commencement of operations) to April 30, 2002.
[c]	Based on average shares outstanding at each month end.
[d]	Exclusive of sales charge.
[e]	Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)
		Year Ended April 30,

Class B Shares	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.82	10.77	10.65
Investment Operations:
Investment (loss)—net [b]	(.21)	(.20)	(.06)
Net realized and unrealized
gain (loss) on investments	.57	3.25	.22
Total from Investment Operations	.36	3.05	.16
Distributions:
Dividends from net realized
gain on investments	(.23)	—	(.04)
Net asset value, end of period	13.95	13.82	10.77

Total Return (%) [c]	2.62	28.20	1.62[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.57	7.27	2.24[d]
Ratio of net expenses to average net assets	2.40	2.40	1.10[d]
Ratio of net investment (loss)
to average net assets	(1.43)	(1.47)	(.73)[d]
Portfolio Turnover Rate	139.99	174.50	260.62

Net Assets, end of period ($ x 1,000)	1,108	583	9

[a]	From November 15, 2002 (commencement of initial offering) to April 30, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

18

		Year Ended April 30,

Class C Shares	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.81	10.77	10.65
Investment Operations:
Investment (loss)—net [b]	(.20)	(.19)	(.07)
Net realized and unrealized
gain (loss) on investments	.55	3.23	.23
Total from Investment Operations	.35	3.04	.16
Distributions:
Dividends from net realized
gain on investments	(.23)	—	(.04)
Net asset value, end of period	13.93	13.81	10.77

Total Return (%) [c]	2.55	28.11	1.62[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.50	6.88	2.30[d]
Ratio of net expenses to average net assets	2.40	2.40	1.10[d]
Ratio of net investment (loss)
to average net assets	(1.42)	(1.45)	(.68)[d]
Portfolio Turnover Rate	139.99	174.50	260.62

Net Assets, end of period ($ x 1,000)	684	262	5

[a]	From November 15, 2002 (commencement of initial offering) to April 30, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)
		Year Ended April 30,

Class R Shares	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	14.01	10.82	10.65
Investment Operations:
Investment (loss)—net [b]	(.04)	(.04)	(.02)
Net realized and unrealized
gain (loss) on investments	.57	3.23	.23
Total from Investment Operations	.53	3.19	.21
Distributions:
Dividends from net realized
gain on investments	(.23)	—	(.04)
Net asset value, end of period	14.31	14.01	10.82

Total Return (%)	3.80	29.36	2.09[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.58	4.12	1.83[c]
Ratio of net expenses to average net assets	1.40	1.40	.64[c]
Ratio of net investment (loss)
to average net assets	(.42)	(.34)	(.20)[c]
Portfolio Turnover Rate	139.99	174.50	260.62

Net Assets, end of period ($ x 1,000)	1,127	1,063	1

[a]	From November 15, 2002 (commencement of initial offering) to April 30, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

20

		Year Ended April 30,

Class T Shares	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.86	10.80	10.65
Investment Operations:
Investment (loss)—net [b]	(.16)	(.12)	(.05)
Net realized and unrealized
gain (loss) on investments	.57	3.18	.24
Total from Investment Operations	.41	3.06	.19
Distributions:
Dividends from net realized
gain on investments	(.23)	—	(.04)
Net asset value, end of period	14.04	13.86	10.80

Total Return (%) [c]	2.97	28.33	1.81[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.08	5.60	2.05[d]
Ratio of net expenses to average net assets	1.90	1.90	.87[d]
Ratio of net investment (loss)
to average net assets	(.93)	(.86)	(.43)[d]
Portfolio Turnover Rate	139.99	174.50	260.62

Net Assets, end of period ($ x 1,000)	43	27	1

[a]	From November 15, 2002 (commencement of initial offering) to April 30, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Health Care Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund.The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

22

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments in registered investment companies are valued at their net asset value. Financial futures are valued at the last sales price.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy

24

of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2005, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $71,019 and unrealized appreciation $643,595.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2005. If not applied, the carryover expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2005 and April 30, 2004 were as follows: ordinary income $85,115 and $0, and long term capital gains $801 and $0 respectively.

During the period ended April 30, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $42,988, increased accumulated net realized gain (loss) on investments by $2,991 and decreased paid-in capital by $45,979. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2005 was approximately $2,700, with a related weighted average annualized interest rate of 1.77% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, until April 30, 2006, that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.40% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense.The expense reimbursement, pursuant to the undertaking, amounted to $117,974 during the period ended April 30, 2005.

During the period ended April 30, 2005, the Distributor retained $5,614 and $23 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $2,093 from contingent deferred sales charges on redemptions of the fund's Class B shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2005, Class B, Class C and Class T shares were charged $6,523, $2,947 and $75, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain ser-

26

vices. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2005, Class A, Class B, Class C and Class T shares were charged $8,198, $2,174, $982 and $75, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2005, the fund was charged $4,518 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2005, the fund was charged $6,702 pursuant to the custody agreement.

The components of Due from The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $5,699, Rule 12b-1 distribution plan fees $1,046, shareholder services plan fees $1,355, custodian fees $1,351 and transfer agency per account fees $1,050, which are offset against an expense reimbursement currently in effect in the amount of $10,854.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) During the period ended April 30, 2005, the portfolio incurred total brokerage commissions of $31,578, of which $54 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2005, amounted to $10,932,469 and $7,660,495, respectively.

At April 30,2005,the cost of investments for federal income tax purposes was $7,479,379; accordingly, accumulated net unrealized appreciation on investments was $643,595, consisting of $819,054 gross unrealized appreciation and $175,459 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds") in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert

28

that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus Premier Health Care Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Health Care Fund, (one of the funds comprising Dreyfus Premier Opportunity Funds) as of April 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of April 30, 2005 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Health Care Fund at April 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.0021 per share as a long-term capital gain distribution of the $.2254 per share paid on December 9, 2004. Also the fund hereby designates 24.49% of the ordinary dividends paid during the fiscal year ended April 30, 2005 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $9,271 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2006 of the percentage applicable to the preparation of their 2005 income tax returns.

The Fund 31

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since April 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since April 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since April 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, Assistant Secretary since January 2003.

Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 58 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Assistant Secretary since April 2000.

Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 88 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, Assistant Secretary since April 2000.

Associate General Counsel of the Manager, and an officer of 88 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 26 investment companies (comprised of 103 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since September 1982.

34

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 27 investment companies (comprised of 108 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of 197 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Distributor since October 1998.

The Fund 35

NOTES

For More	Information

Dreyfus Premier	Transfer Agent &
Health Care Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Mr. Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $21,571 in 2004 and $46,766 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,725 in 2004 and $4,725 in 2005. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $273,500 in 2004 and $-0- in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $413 in 2004 and $3,762 in 2005. [These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2004 and $-0- in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $8 in 2004 and $16 in 2005. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2004 and $-0- in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $611,435 in 2004 and $686,197 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER OPPORTUNITY FUNDS

-	Dreyfus Premier Consumer Fund

-	Dreyfus Premier Health Care Fund

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	June 27, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	June 27, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	June 27, 2005

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)